Oasismidstream.com Nasdaq: OMP March 2021 Responsibly Transporting our Natural Resources

Oasismidstream.com Nasdaq: OMP Forward-Looking / Cautionary Statements This presentation is for informational purposes only and is not an offer to sell securities or a solicitation of an offer to buy any securities, and may not be relied upon in connection with the purchase or sale of any security. This presentation is an indicative summary of the terms and conditions of the financial instrument or transaction described herein and may be amended, superseded or replaced by subsequent summaries. The final terms and conditions of the transaction will be set out in full in the applicable offering document(s) or binding transaction document(s). Forward-Looking Statements This presentation, including the oral statements made in connection herewith, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations surrounding the closing of the acquisition as well as the benefits of it and related transactions, as well as plans, strategies, objectives and anticipated financial and operating results of the Partnership, including the Partnership’s derivatives activities, levels of indebtedness and other guidance included in this presentation. When used in this presentation, the words "could," "should," "will,“ "believe," "anticipate," "intend," "estimate," "expect," "project," the negative of such terms and other similar expressions are intended to identify forward- looking statements, although not all forward-looking statements contain such identifying words. These statements are based on certain assumptions made by the Partnership based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward- looking statements. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the headings “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” included in the Partnership’s filings with the Securities and Exchange Commission. These include, but are not limited to, closing of the acquisition and related transactions, changes in crude oil and natural gas prices, weather and environmental conditions, the timing of planned capital expenditures, availability of acquisitions, uncertainties in estimating proved reserves and forecasting production results, operational factors affecting the commencement or maintenance of producing wells, access to and terms of credit in the commercial banking and other debt markets, the condition of the capital markets generally, as well as the Partnership's ability to access them, cash flows and liquidity, the proximity to, availability of, and capacity of transportation facilities, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting the Partnership's business and other important factors. In addition, the Partnership’s forward-looking statements address the various risks and uncertainties associated with the extraordinary market environment and impacts resulting from the novel coronavirus 2019 pandemic and the actions of foreign oil producers to increase crude oil production and the expected impact on our business, operations, earnings, and results as well as the risks and uncertainties associated with the impact of the Partnership’s ability to respond to such risks on its actual results. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership’s actual results and plans could differ materially from those expressed in any forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. 2 Cautionary Statement Regarding Oil and Gas Quantities Reserve engineering is a process of estimating underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing and production activities of the exploration and development companies may justify revisions of estimates that were made previously. If significant, such revisions could impact the Partnership’s strategy and future prospects. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered. Any negative revisions in the reserve estimates of the Partnership’s customers, including Oasis Petroleum Inc., could have a negative impact on the Partnership’s business and future prospects. Non-GAAP Financial Measures Cash Interest, Adjusted EBITDA and Distributable Cash Flow are financial measures that are not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures should not be considered in isolation or as a substitute for interest expense, net income (loss), operating income (loss), net cash provided by (used in) operating activities or any other measures prepared under GAAP. Reconciliations of these non-GAAP financial measures to their most comparable GAAP measure can be found in the annual report on Form 10-K, quarterly reports on Form 10-Q and the Partnership’s website at www.oasismidstream.com. Amounts excluded from these non-GAAP measure in future periods could be significant. Industry and Market Data This presentation has been prepared by the Partnership and includes market data and other statistical information from sources believed by the Partnership to be reliable, including independent industry publications, government publications or other published independent sources. Although the Partnership believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness. Some data is also based on the Partnership’s good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Trademarks and Trade Names The Partnership owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The Partnership’s use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with the Partnership or an endorsement or sponsorship by or of the Partnership. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Partnership will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Oasismidstream.com Nasdaq: OMP Transaction Overview 3

# Accretive Deal Expands OMP's Scale and Simplifies Business

**OMP is acquiring Oasis Petroleum's remaining midstream interests and its Incentive Distribution Rights (IDRs), resulting in a simpler, larger, premier midstream company**

| | |
|---|---|
| Accretive Transaction | ▪ Accretive acquisition both immediately and over the long-term<br>▪ Eliminates IDR payments, increasing Distributable Cash Flow (DCF) to OMP unitholders<br>▪ Significant upside potential |
| Increased Scale | ▪ Increases ownership of already significant scale in the Williston Basin<br>▪ Increases pro forma EBITDA to $222mm[1] and increases free cash flow with minimal incremental capital expenditures<br>▪ Pro forma enterprise value of $1.6bn[2] |
| Strong Sponsor Alignment | ▪ Assets are critically important to Oasis Petroleum Inc. ("Oasis Petroleum" or "OAS")<br>▪ OAS will own 77.1% of OMP LP units PF for the transaction, increasing economic alignment between OAS and OMP |
| Enhances Liquidity and Financial Flexibility | ▪ Simplified structure with enhanced ability to manage leverage and distributions<br>▪ Leverage remains unchanged pro forma for the high yield offering at 3.1x YE 2020<br>▪ Borrowing capacity of over $200mm pro forma for the high yield offering<br>    ▪ Increases balance sheet liquidity[3] by 64% to $213mm vs. status quo of $130mm YE 2020 |

## Transaction Overview

- To fund the acquisition, OMP is launching a $450mm inaugural Notes offering
- OMP will use a portion of the proceeds from Notes offering to repay revolver borrowings so that PF YE 2020 leverage will remain unchanged at 3.1x. Remaining cash will be paid to OAS
- OMP will issue 14.8mm units to fund the remainder of the acquisition
- OMP will reduce total size of its revolver from $575mm to $450mm and extend the maturity by two years to 2024

Source: FactSet.
1) Reconciliation of Non-GAAP metrics can be found in the Appendix.
2) Illustrative unit price of $19.00 reflecting 20-day VWAP as of 3/19/2021, and total units of 49mm.
3) Defined as availability under pro forma RCF plus cash. See pro forma details on page 8.

OASIS MIDSTREAM PARTNERS | Oasismidstream.com

Nasdaq: OMP 4

# Transaction Details and Pro Forma Highlights

## Transaction Details

| | | |
|---|---|---|
| Ownership Interests Sold by OAS to OMP | Bobcat | 65% |
| | Beartooth | 30% |
| IDR Simplification | Elimination of IDRs through issuing units | |
| All-In Purchase Price | $229mm of cash and 14.8mm units | |
| Financing | HY Offering and issuing of units to OAS | |
| Target Leverage | Same as YE20 at 3.1x | |
| Target Close | Prior to end of March 2021 | |
| Effective Date | 1/1/2021 | |

- OMP RCF will be extended from Sep 2022 to Sep 2024 with the simplification transaction
- Capitalizes OMP with long-term debt to match long-term cash flows
- OMP currently trades at 7.5x 2020 EBITDA[1,3]
- Purchase price, including IDRs, around 6.6x 2020 Retained Midstream EBITDA[3]
- Transaction is balance sheet neutral and highly accretive to OMP unit holders
- OAS will own 77.1% of OMP LP units pro forma for the transaction

## Sources and Uses ($mm)[3]

| Sources | $ | % |
|---|---|---|
| New Senior Notes due 2029 | $450.0 | 61.5% |
| Direct Equity Issued[1] | 281.2 | 38.5 |
| Total Sources | $731.2 | 100.0% |
| **Uses** | **$** | **%** |
| DevCo Interest Acquisition and IDR Elimination | $510.2 | 69.8% |
| Paydown of RCF | 208.0 | 28.4 |
| Transaction Fees & Expenses | 13.0 | 1.8 |
| Total Uses | $731.2 | 100.0% |

## Pro Forma Capitalization ($mm)[3]

| | LTM 12/31/20 | Adj. | Pro Forma 12/31/20 |
|---|---|---|---|
| Cash and Cash Equivalents | $5.1 | - | $5.1 |
| Revolving Credit Facility[2] | $450.0 | ($208.0) | $242.0 |
| Total Secured Debt | $450.0 | | $242.0 |
| New Senior Notes | - | $450.0 | $450.0 |
| Total Debt | $450.0 | | $692.0 |
| Market LP Equity Value[1] | $642.7 | $281.2 | $923.9 |
| Total Capitalization | $1,092.7 | | $1,615.9 |
| **Financial Data:** | | | |
| EBITDA | $144.4 | $77.8 | $222.2 |
| Liquidity[4] | $130.1 | $83.0 | $213.1 |
| **Credit Statistics:** | | | |
| Total Secured Debt / EBITDA | 3.1x | | 1.1x |
| Total Debt / EBITDA | 3.1x | | 3.1x |
| Total Debt / Capitalization | 41.2% | | 42.8% |

Source: Factset.
1) Illustrative unit price of $19.00 reflecting 20-day VWAP as of 3/19/2021. OMP trading multiple excludes illustrative GP value and NCI.
2) Existing revolving credit facility maturing 2022 will be extended to 2024.
3) Reconciliation of Non-GAAP metrics can be found in the Appendix. Transaction fees and expenses include $3mm for RCF amendment and extension and acquisition costs.
4) Defined as availability under RCF plus cash.

OASIS MIDSTREAM PARTNERS | Oasismidstream.com
Nasdaq: OMP 5

# Transaction Summary

## Pro Forma Structure



Eliminated IDRs
PF ~$500mm BB and $450 EC
100% interest
OMS Holdings LLC
22.83mm common units
14.64mm new units in transaction
100% controlling interest
OMP GP LLC
77.1% LP interest
Non-economic GP interest
Contemplated $450mm HY notes issuance due 2029
22.9% LP interest
Public Unitholders
11.00mm common units
0.16mm new units in transaction4
100% interest
$450mm RCF due 20241 with $242mm outstanding PF
OMP Operating LLC
100% Controlling interest
Bighorn DevCo LLC (Williston)
Bobcat DevCo LLC (Williston)
Beartooth DevCo LLC (Williston)
Panther DevCo LLC (Permian)
Bought Remaining Interests that OAS Owned

### Increases Scale and Enhances Financial Flexibility

- Accretive transaction increases cash flow and provides for strong long term leverage profile
- Transaction is leverage neutral
- Increases balance sheet liquidity[2] by 64% to $213mm vs. status quo of $130mm YE 2020
- Increases alignment with unitholder
- $144mm of EBITDA[3] in 2020
  - $222mm Pro Forma (54% higher)
- Requires minimal incremental capex
  - $19mm of Capex in 2020 vs. $26mm Pro Forma

1) Existing revolving credit facility maturing 2022 will be extended to 2024.
2) Defined as availability under pro forma RCF plus cash.
3) Reconciliation of Non-GAAP metrics can be found in the Appendix.
4) Includes units issued to Class B Unit owners in OMP GP LLC, which are being distributed upon the elimination of the IDRs.

Oasismidstream.com

Nasdaq: OMP 6

Oasismidstream.com Nasdaq: OMP Oasis Midstream Partners Highlights 7

# OMP and Oasis at a Glance

## OMP Highlights

- Capital efficient assets driving stable free cash flow generation
- Expansive footprint across Williston Basin, Oasis' cornerstone asset, and in the Permian Basin
- Proven track record for growing third party business

| Metric | Target | Actual |
|---|---|---|
| Long-term Leverage | 2.75-3.25x | 3.1x at YE20 (actual and PF) |
| Distribution Coverage | >1.2x | 1.7x in 2020 |

**Services Provided to Oasis and Third Parties**

Gas & Crude Gathering

Water Gathering & Disposal

Gas Processing

Crude Services

NGL Storage

Freshwater Distribution

## Oasis Highlights

- High quality Assets: >10 years of inventory in Williston and Permian Basin
- Significant Free Cash Flow Generation

| Metric | Target | Actual |
|---|---|---|
| Long-term Leverage | <1x | 0.6x at YE20[1] |

| Metric | Williston | Permian |
|---|---|---|
| Net Acres (000s) | 402 | 24 |
| 2021 Rigs | 0 - 1 | 0 - 1 |
| Production (Mboepd) | 51.3 | 7.9 |

1) Net debt to annualized OAS EBITDA from 4Q20.

OASIS MIDSTREAM PARTNERS | Oasismidstream.com

Nasdaq: OMP 8

# Oasis Midstream Investment Highlights

| | |
|---|---|
| 1 Strategic Partnership with OAS | ▪ Proven operator with strategically located and high quality asset base – 10+ years of low-breakeven inventory in each basin<br>▪ Strong OAS balance sheet<br>▪ OAS has a significant investment in OMP<br>▪ OAS's strong balance sheet, attractive asset base and ability to generate free cash flow ensures resilient activity on OMP footprint |
| 2 Diversified Midstream Platform | ▪ Strategically located assets in core of the Williston and Permian Basins<br>▪ Diversified service offering with oil, natural gas and NGL representing 67% and water representing 33% of 2020 revenue<br>▪ Increasingly diversified customer base, growing third-party revenue from 0% at initial public offering in 2017 to 15% of revenue in 2020 |
| 3 Stable and Predictable Free Cash Flow | ▪ Free cash flow[1] of $36mm in 2020, with $10mm generated in Q4 2020<br>▪ Long-term fixed fee contracts with OAS and existing third-party fixed fee agreements provide predictable cash flow |
| 4 Strong Financial Position with Ample Liquidity | ▪ Sponsor committed to maintaining a strong balance sheet and financial flexibility<br>    ▪ Leverage of 3.1x PF 2020<br>    ▪ Committed to long term leverage of 2.75x – 3.25x<br>▪ Borrowing capacity of over $200mm pro forma for the high yield offering<br>▪ Strong distribution coverage of 1.7x in 2020 |
| 5 ESG Leadership | ▪ Peer-leading gas capture for customers<br>▪ Committed to our communities - deeply involved in the areas in which we work and are active<br>▪ Dedicated to producing a cleaner, low-cost barrel, while being engaged with local communities and conscious of stakeholder interests |

1) Reconciliation of Non-GAAP metrics can be found in the Appendix.

OASIS MIDSTREAM PARTNERS | Oasismidstream.com
Nasdaq: OMP 9

# Strategic Partnership with Sponsor, Oasis

## OMP Highlights

- ✓ Attractive midstream contracts
- ✓ Symbiotic relationship with parent leading to strong alignment with OMP unit holders
- ✓ Strong balance sheet with ~3x Net Debt to EBITDA
- ✓ Premier gas processing assets in Williston Basin
- ✓ Extensive midstream footprint and deep subsurface knowledge drives 3rd party customer growth success

## Sponsor Highlights

- ✓ Best-in-class balance sheet
- ✓ New business model focused on returns
- ✓ New board of directors, with enhanced governance, aligned with OAS shareholders
- ✓ Quality asset base delivering significant free cash flow from upstream and midstream business
- ✓ Planning and development coordination allows for highly efficient capital investment

## Alignment of Upstream and Midstream Capital ($mm)



OAS E&P CapEx
Gross Midstream CapEx
$614
$222
$974
$278
$610
$212
$216
$27
2017
2018
2019
2020



OASIS MIDSTREAM PARTNERS | Oasismidstream.com

Nasdaq: OMP 10

Oasismidstream.com Nasdaq: OMP 0.0 0.7 1.4 1.9 2.2 2.2 2.4 2.5 2.5 3.3 3.7 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Strong Sponsor Provides Platform of OMP Success 11 . 1) EBITDA estimates from FactSet as of 3/19/2021; Peer Group: CDEV, CLR, CPE, LPI, MTDR, NOG, PDCE, RRC, SM, WLL; Q4 2020 Public Filings. 2) Excludes OMP capital structure, as OAS and OMP debt are not cross collateralized and guarantors under OAS credit facility are not responsible for OMP debt. Stronger Oasis = Stronger OMP Improved balance sheet and resilient program  OAS leverage ~0.6x (2021E)1 (PF of ~0.0x)  Strong balance sheet of sponsor benefits OMP  OAS’s financial health further improves OMP’s perception by third parties Sponsor Highlights2  Strong portfolio with high-quality inventory  OAS forecasts relatively flat oil volumes while generating significant free cash flow  OAS cost structure continues to improve (LOE, G&A, interest)  Hedging profile protects cash flow  $575mm RBL facility  $260mm drawn on 12/31/2020 (PF $31mm before transaction expenses and taxes)  $15.1mm of cash on 12/31/2020 YE20 Net Debt / 2021E EBITDA1 AVERAGE: 2.3X OAS Target: <1.0X

# Williston – Increased Ownership of Already Significant Platform

### OMP's Williston Competitive Advantage

- Critical to OAS operations in its Cornerstone asset
- Large scale, strategically located assets in close proximity to numerous operators, enabled OMP to successfully grow third party business at attractive build multiples
- Capacity to profitably expand with minimal capital expenditures
- Highly efficient assets with demonstrated operational reliability
- New OAS Dedication in South Nesson
  - Provide services for OAS and existing third party customers with opportunity for additional third party capture
  - Full suite of midstream services offered at substantially similar rates as Wild Basin



Oasis Acreage
Crude/Gas/Water Pipelines
Water Pipelines
Johnson's Corner Connection
Compressor Stations
SWD Wells
Wild Basin Gas Plant/Oil Terminal
Beartooth Acreage Dedication
Bighorn / Bobcat Acreage Dedication
Divide
Beartooth Project Areas
Cottonwood
Burke
North Dakota
Montana
Red Bank
Williams
Roosevelt
Alger
Mountrail
Montana
Indian Hills
Wild Basin
Richland
McKenzie
Bighorn and Bobcat Operations
Johnson's Corner ("JC")
New South Nesson Dedication

### OAS' Williston Inventory Overview

- 10+ years of top-tier inventory at 2021 completion pace
  - Breakevens between $30-$45 WTI with 15% discount rate
  - Well economics fully-loaded with corporate overhead of $2.50/bbl
  - 2021 program to generate >50% IRR at $45 WTI
- Disciplined investment framework drives superior well head and corporate returns
- Opportunities to lengthen laterals outside of top-tier areas to improve economics

**Diversified Fee-Based Business Anchored by Wild Basin Gas Plant in Core of Basin**

OASIS MIDSTREAM PARTNERS | Oasismidstream.com

Nasdaq: OMP 12

Oasismidstream.com Nasdaq: OMP OMP Catchment Area Features Consistent Activity 13 Source: Enverus. Current Operator Activity Permits by Operator - Within 5 Mile Catchment Others 40% of all Williston permits are within 5 mile catchment area 25 11 11 14 14 16 21 68 80 Axis Title

# Permian – Close Proximity to Major Hubs

## OMP's Permian Competitive Advantage

- Positioned in oiliest, most economic part of Delaware
- Connectivity to key hubs
- OAS dedication of 100k gross acres around position
- Strong potential for additional third-party business
- Scale supports capital-efficient infrastructure connectivity
- Pipeline infrastructure reduces need for trucks on road


Oasis Operated DSUs
Crude Oil & Produced Water Dedication
Excluded from Oil Dedication through 2Q21
Produced Water Pipelines
Future Produced Water Pipelines
Crude Oil Pipelines
Future Crude Oil Pipelines
Active Injection Well
SWD Permit Approved
SWD Permit Pending
Loving
Alpha Wink
Plains
(Midland, Crane & Cushing)
Winkler
Wink
Gray Oak, Plains Cactus II, XOM, EPIC & Marathon
(Midland & Gulf Coast)
Ward
Pyote
Oryx
(Midland & Crane)
★ = Long-haul Oil Pipeline Connections

**Oil and Water Infrastructure Situated in Core of Basin Adjacent to Major Hubs**

## OAS Permian Inventory Overview

- 10+ years of top-tier inventory at 2021 completion pace
  - Measured program generates attractive rates of return across portfolio
  - Wider spacing delivers improved well head returns
- Disciplined investment framework provides flexibility in program execution
- Opportunities to lengthen laterals to further improve returns

## OAS Updated View on Spacing


Wells per Zone
3rd Bone Spring Shale
3rd Bone Spring Sand
7
Wolfcamp A
6
Wolfcamp B
6
Wolfcamp C
6

**Co-development is Key for Effective Stimulation**

OASIS MIDSTREAM PARTNERS | Oasismidstream.com

Nasdaq: OMP 14

Oasismidstream.com Nasdaq: OMP $29 $14 $43 $144 $222 $0 $50 $100 $150 $200 $250 2017 2020 2020 PF Consistent Business Development Track Record 15 1) Reconciliations of non-GAAP financial measures to their most comparable GAAP measure can be found in the Appendix. 2) Reflects gross revenue. Revenue is non-GAAP and excludes pass-through 3rd party gas revenue shown on reported income statement. OMP EBITDA Since IPO1 Third Party Revenue2 3 rd P arty % of Total R evenue $m m Actual (Post IPO) $m m Pre IPO $0 $14 0% 18% 0% 5% 10% 15% 20% $0 $5 $10 $15 $20 3Q17 (IPO) 4Q20 3rd Party Success  OMP’s IPO in 2017 provided the midstream business the first opportunity to deploy capital for 3rd party midstream projects  In 2018 – OMP constructed a 200mmcf/d gas plant to service OAS volumes and take advantage of rising gas volumes/GORs in the Williston Basin  OMP built excess capacity based on basin leading subsurface analysis by team, seeing a tremendous long-term opportunity to capture flared gas  Incremental capacity for 3rd party growth  OMP continues to have a large pipeline of gas opportunities with minimal capital investment – 1.1x build multiple

Oasismidstream.com Nasdaq: OMP Implementing ESG Initiatives And Best Practices 16 Environmental, Health and Safety  Best in Class Gas and Liquids Capture – 99% of gas captured in Gas Plant Complex – Capturing 100% oil and water volumes for customers  Strong record of fluid and emission containment  Environmental impact of our operations complemented by control of extensive infrastructure  67% per year reduction in reportable spills (2019-2020) Human Capital  Comprehensive benefits including health care for employees at every level in the organization and retirement plan dollar matching  Oasis Academy for Success learning system supports job-specific training  Soft skill and leadership development and training  Committed to our Communities – Deeply involved in the areas in which we work and are active – Employees involved in broad range of charitable organizations in ND & TX – Work with NextOp to attract US Military veterans for open positions at Oasis Governance  World Class Board – Industry-leading, independent experts provide leadership and strategic direction to OMP – Short-tenured  Empower employees to Do the Right Thing at all levels  History of representing unit holders through accretive deals for OMP

Oasismidstream.com Nasdaq: OMP Appendix 17

# Williston Basin – Strategically Located Infrastructure

## Bighorn & Bobcat

### Oil Gathering

- 40 miles of 6-inch and 8-inch oil gathering lines with capacity of up to 70 MBbl/d

### Oil Stabilization, Blending, Storage and Transport

- 75 MBbl/d, 20-mile FERC-regulated oil pipeline to Johnson's Corner
- 240 MBbl storage capacity

### Natural Gas Gathering, Processing, Compression & Gas Lift

- Gas Plant I: 80 mmcf/d
- Gas Plant II: 200 mmcf/d
- 100 miles of 10-inch to 24-inch gas gathering pipelines with capacity of up to 250 mmcf/d
- Field Compression: 58,000 Horsepower

### Produced Water Gathering & Disposal

- 60 miles of 6-inch and 8-inch produced water gathering lines with permitted capacity of 70 MBw/d
- 6 owned and operated SWD wells and pipeline connections to third party SWDs

## Beartooth

### Produced Water Gathering & Disposal

- ~300 miles of produced water gathering lines, connecting ~1,000 producing wells to SWD sites
- 22 owned and operated SWD wells and pipeline connections to 3 third party SWDs

### Freshwater Distribution

- ~300 miles of freshwater distribution lines, connected to ~560 producing wells
- 90 mile freshwater line to Wild Basin off of water intake facility from Missouri River

### Oasis Midstream with OAS Dedications[1]



Oasis Operated DSUs
Johnson's Corner Pipeline
Bobcat Crude, Gas and Water Pipelines
Water Pipelines
Wild Basin Gas Plant/Oil Terminal
SWD Wells
Compressor Stations
Beartooth Project Areas
Bighorn and Bobcat Operations
Burke
Divide
Sheridan
Roosevelt
Dublin
Williams
Mountrail
McKenzie
Richland
Missouri
Hebron
Target
Red Bank West
Red Bank East
Painted Woods
Indian Hills
Wild Basin (2)
South Nesson (2)
North Cottonwood
South Cottonwood
North Alger
South Alger
Johnson's Corner
Oil hub
Connected to ETP DAPL, Marathon & Crestwood

1) Unless otherwise noted, gas includes gathering & processing. Oil includes gathering, blending, stabilization, storage, and transportation. Fresh water dedications include flush and/or frac water.
2) New dedication to OMP from OAS with substantially similar terms as existing agreements in Wild Basin.

OASIS MIDSTREAM PARTNERS | Oasismidstream.com
Nasdaq: OMP 18

Oasismidstream.com Nasdaq: OMP 4Q20 Highlights ($mm)1 19 1) Reconciliations of non-GAAP financial measures to their most comparable GAAP measure can be found in the appendix. Bighorn Bobcat Beartooth Panther Total Gross Operating Income 16.0$ 17.9$ 8.4$ 1.4$ 43.7$ Gross Depreciation 2.5$ 4.1$ 2.3$ 0.2$ 9.1$ Gross Midstream EBITDA 18.5$ 22.0$ 10.7$ 1.6$ 52.8$ OMP Ownership 100% 35% 70% 100% Net OMP EBITDA 18.5$ 7.9$ 7.5$ 1.6$ 35.5$ less: Cash PubCo Expenses 0.6 Net OMP EBITDA (net of PubCo expenses) 34.9$ less: Cash interest 2.3 less: Maintenance CapEx 1.7 Distributable Cash Flow 30.8$ Declared Distribution LP 18.3 GP 1.0 Total Declared Distribution 19.3 Coverage 1.6x Guided Coverage (Implied) ~1.3-1.5x Gross Midstream CapEx 0.3$ 4.5$ 0.5$ 1.1$ 6.4$ Net OMP CapEx 0.3 1.6 0.4 1.1 3.3 Guided OMP CapEx $2.7 - $3.2 $0.3 - $1.3 $0.5 - $0.8 $1.8 - $2.8 $5.4 - $8.2 Revolver Balance at YE20 450.0$ Cash 5.1 Net Debt 444.9$ 2020 EBITDA 144.4 Leverage 3.1x Q1-20 Q2-20 Q3-20 Q4-20 2020 EBITDA 46.4$ 25.8$ 37.3$ 34.9$ 144.4$ CapEx 17.0 2.2 (3.6) 3.3 19.0 Cash Interest 4.4 2.8 2.5 2.3 12.0 Distributions 19.3 19.3 19.3 19.3 77.1 Free Cash Flow 5.8$ 1.5$ 19.1$ 9.9$ 36.2$ Key Pro Forma Items ($mm) Actual Pro Forma for Acquisition EBITDA 144$ 222$ CapEx 19 26 2020

# Non-GAAP Reconciliation

| | Three Months Ended December 31, 2020 | Three Months Ended December 31, 2019[1] | Year Ended December 31, 2020 | Year Ended December 31, 2019[1] |
|---|---|---|---|---|
| | (In thousands) | | | |
| Net income | $ 69,256 | $ 63,451 | $ 66,313 | $ 215,231 |
| Depreciation and amortization | 9,076 | 9,533 | 40,237 | 36,358 |
| Impairment | - | - | 103,441 | - |
| Equity-based compensation expenses | 68 | 75 | 268 | 378 |
| Interest expense, net of capitalized interest | 2,602 | 4,627 | 12,783 | 17,538 |
| Other non-cash adjustments[2] | (28,900) | - | (885) | - |
| EBITDA | 52,102 | 77,686 | 222,157 | 269,505 |
| Less: EBITDA attributable to Delaware Predecessor | - | 613 | - | 5,510 |
| Less: EBITDA attributable to non-controlling interests | 17,247 | 27,657 | 77,802 | 105,053 |
| EBITDA attributable to Oasis Midstream Partners LP | 34,855 | 49,416 | 144,355 | 158,942 |
| Cash interest attributable to Oasis Midstream Partners LP | 2,326 | 4,449 | 12,006 | 16,673 |
| Maintenance capital expenditures attributable to Oasis Midstream Partners LP | 1,715 | 1,752 | 4,376 | 8,346 |
| Distributable cash flow | 30,814 | 43,215 | 127,973 | 133,923 |
| Expansion capital expenditures attributable to Oasis Midstream Partners LP | 1,649 | 32,430 | 14,611 | 189,321 |
| Unitholder distributions | 19,285 | 18,149 | 77,140 | 66,613 |
| Free cash flow | $ 9,880 | $ (7,364) | $ 36,222 | $ (122,011) |
| | | | | |
| Net cash provided by operating activities | $ 47,164 | $ 76,961 | $ 213,569 | $ 252,539 |
| Interest expense, net of capitalized interest | 2,602 | 4,627 | 12,783 | 17,538 |
| Changes in working capital | 31,512 | (3,615) | (2,219) | 374 |
| Other non-cash adjustments[2] | (29,176) | (287) | (1,976) | (946) |
| EBITDA | 52,102 | 77,686 | 222,157 | 269,505 |
| Less: EBITDA attributable to Delaware Predecessor | - | 613 | - | 5,510 |
| Less: EBITDA attributable to non-controlling interests | 17,247 | 27,657 | 77,802 | 105,053 |
| EBITDA attributable to Oasis Midstream Partners LP | 34,855 | 49,416 | 144,355 | 158,942 |
| Cash interest attributable to Oasis Midstream Partners LP | 2,326 | 4,449 | 12,006 | 16,673 |
| Maintenance capital expenditures attributable to Oasis Midstream Partners LP | 1,715 | 1,752 | 4,376 | 8,346 |
| Distributable cash flow | 30,814 | 43,215 | 127,973 | 133,923 |
| Expansion capital expenditures attributable to Oasis Midstream Partners LP | 1,649 | 32,430 | 14,611 | 189,321 |
| Unitholder distributions | 19,285 | 18,149 | 77,140 | 66,613 |
| Free cash flow | $ 9,880 | $ (7,364) | $ 36,222 | $ (122,011) |
| | | | | |
| Distributions Declared | | | | |
| Limited partners | $ 18,258 | $ 18,258 | $ 73,033 | $ 68,106 |
| General partner | 1,027 | 1,027 | 4,107 | 2,472 |
| Total distributions[3] | $ 19,285 | $ 19,285 | $ 77,140 | 70,578 |
| | | | | |
| DCF coverage ratio | 1.6x | 2.2x | 1.7x | 1.9x |

1) Retrospectively adjusted for transfer of net assets between entities under common control.
2) Three months ended December 31, 2020 includes non-cash gain associated with the permanent waiver of additional interest expense of $28.0 million previously incurred in the first quarter of 2020. See "Waiver and Forbearance Agreement" in latest 8-K for additional information.
3) Represents distributions declared associated with earnings of the reporting period presented. Unitholder distributions are generally paid in the reporting period after the period of associated earnings.

OASIS MIDSTREAM PARTNERS | Oasismidstream.com

Nasdaq: OMP 20

# Experienced Board Driving Our Strategic Plan









| | | | | | Independent Directors | | |
|---|---|---|---|---|---|---|---|
| | Douglas E. Brooks | Taylor L. Reid | Michael H. Lou | Nickolas J. Lorentzatos | Matthew Fitzgerald | Phillip D. Kramer | Harry N. Pefanis |
| OMP Roles / Committees | Board Chair | Director, CEO | Director, President | Director, EVP, General Counsel and Corporate Secretary | Director, Audit Committee Chair | Director | Director |
| Industry Leadership | - Marathon Oil<br>- Energy XXI<br>- Yates Petroleum<br>-Aurora Oil & Gas | - ConocoPhillips<br>- Burlington Resources | - Giant Energy<br>- Bank of America/ Merrill Lynch<br>- Macquarie | - Targa Resources<br>- ConocoPhillips<br>- Burlington Resources | - Veritas DGC<br>- Grant Prideco<br>- BJ Services | - Plains All American Pipeline<br>- Plains Resources | - Plains All American GP<br>- Plains Resources |
| Current and Previous Board(s) | - California Resources<br>- Chaparral Energy<br>- Madalena Energy<br>- Energy XXI<br>- Yates Petroleum<br>- Aurora Oil & Gas | - Oasis | | | - Independence Contract Drilling<br>- NCS Multistage<br>- Rosetta Resources | - Earthstone Energy<br>- Petrologistics LP | - PAA GP Holdings<br>- American Petroleum Institute<br>- Association of Oil Pipelines<br>- New York Mercantile Exchange Crude Oil Advisory |
| Current or past public company CEO or C-suite | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| Midstream / E&P Operations | ✓ | ✓ | ✓ | | | | ✓ |
| Capital Allocation / Investment | ✓ | ✓ | ✓ | | ✓ | ✓ | ✓ |
| Environmental, health and safety management | ✓ | ✓ | | ✓ | | | ✓ |
| Mergers and acquisitions | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |

OASIS MIDSTREAM PARTNERS | Oasismidstream.com

Nasdaq: OMP 21

Oasismidstream.com Nasdaq: OMP22 Contact Information Oasis Midstream Partners 1001 Fannin Street, Suite 1500 Houston, Texas, 77002 Main: (281) 404-9500 Investor Relations: (281) 404-9600 www.OasisMidstream.com 22